UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

With this filing, Cardinal Health, Inc. (“the Company”) is revising the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the “2006 Form 10-K”), as updated by the Form 8-K filed on April 26, 2007. The revised MD&A includes further information, quantification and revised disclosure in order to respond to comments received from the Staff of the Securities and Exchange Commission’s (the “SEC’s”) Division of Corporation Finance.

This report and its exhibit should be read in conjunction with the 2006 Form 10-K, as updated by the Form 8-K filed on April 26, 2007 (the “April 26, 2007 Form 8-K”), the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2006, December 31, 2006 and March 31, 2007 and other Company filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.01	Revised Item 7 of Part II of the 2006 Form 10-K, as updated by the April 26, 2007 Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: June 15, 2007	By:	/s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

99.01	Revised Item 7 of Part II of the 2006 Form 10-K, as updated by the April 26, 2007 Form 8-K.

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